Exhibit 10.5

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS DEED OF TRUST SECURES FUTURE ADVANCES MADE FROM TIME TO

TIME UNDER THE LOAN INSTRUMENTS SECURED HEREBY

DEED OF TRUST,

ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND

FIXTURE FILING

(Travis County, Texas)

MADE BY

WELLS VAF – PARKWAY AT OAK HILL, LLC,

a Delaware limited liability company

as “Trustor”

to

TIMOTHY ROSS

as “Trustee”

in favor of

NXT CAPITAL, LLC,

a Delaware limited liability company

as “Lender”

DEED OF TRUST,

ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND

FIXTURE FILING

Project Commonly Known As

“Parkway at Oak Hill, Austin, Texas”

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, modified, restated, extended, waived, supplemented or replaced from time to time, this “Deed of Trust”) is made as of December 17, 2010, by WELLS VAF – PARKWAY AT OAK HILL, LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Trustor”), whose address is c/o Wells Mid-Horizon Value Added Fund I, LLC, 6200 The Corners Parkway, Norcross, GA 30092, unto TIMOTHY ROSS, as trustee, having an address at 5910 North Central Expressway, Suite 1900, LB115, Dallas, Texas 75206 (“Trustee”), for the benefit of NXT CAPITAL, LLC, a Delaware limited liability company, its successors and assigns (collectively, “Lender”), whose address is 191 North Wacker Drive, Suite 1200, Chicago, Illinois 60606.

RECITALS

Lender has agreed, subject to the terms and conditions of that certain Loan Agreement of even date herewith, executed by and among Trustor, Wells VAF – 330 Commerce Street, LLC (“Commerce”), and Wells VAF – 6000 Nathan Lane, LLC (“Nathan”, and together with Commerce and Trustor, collectively, jointly and severally, “Borrowers”) and Lender (as amended, modified, restated, extended, waived, supplemented or replaced from time to time, the “Loan Agreement”), to make a loan (the “Loan”) to Borrowers. The Loan is evidenced by that certain Promissory Note of even date herewith in the original principal amount of Thirty Million and No/100 Dollars ($30,000,000.00) (which note, together with all notes issued in substitution or exchange therefor and all amendments, modifications, restatements and renewals thereof or thereto, is hereinafter referred to as the “Note”), providing for monthly payments as set forth in the Note, with the balance thereof, due and payable on December 16, 2013 (said date, any later date to which the maturity date may be extended in accordance with the Loan Agreement, or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise is hereinafter called the “Maturity Date”). The terms and provisions of the Loan Agreement and Note are hereby incorporated by reference in this Deed of Trust. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

This Deed of Trust is to secure the following obligations of Borrowers (collectively, the “Secured Obligations”): (i) the payment of the Note, together with all interest, premiums, the “Exit Fee” and the “Minimum Interest Recovery” (as each term is defined in the Loan Agreement), and other amounts, if any, due in accordance with the terms of the Note and the other Loan Documents, as well as the payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note, the Loan Agreement or this Deed of Trust or any of the other Loan Documents or otherwise in connection with the Loan together with interest thereon (all payment obligations are hereinafter referred to as the “Indebtedness”) and (ii) the performance of all other Obligations as set forth in Section 1.2 below and covenants of Borrowers under the Loan Documents.

   This Deed of Trust secures not only present indebtedness but also future advances of principal indebtedness under the Loan Agreement as if such future advances were made on the date hereof. The total Indebtedness secured by this Deed of Trust may increase from time to time.

1.	Grant and Secured Obligations.

1.1.     Grant.    For the purpose of securing payment of the Indebtedness and performance of the Secured Obligations, FOR GOOD AND VALUABLE CONSIDERATION, including the Indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor, hereby irrevocably assigns, grants, bargains, sells, warrants and conveys to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit of Lender, and grants to Lender a continuing security interest in the following described property (all or any part of such property, or any interest in all or any part of it, as the context may require, the “Property”):

  (a)      The real property described in Exhibit A attached hereto and made a part hereof for all purposes the same as if set forth herein verbatim, together with all existing and future easements and rights affording access to it (the “Premises”); together with

  (b)      All buildings, structures, improvements and fixtures now or in the future located or to be constructed on the Premises (the “Improvements”); together with

  (c)      All of Trustor’s interest in all existing and future appurtenances, privileges, rights-of-way, franchises and tenements of the Premises, including all strips, gores and minerals rights, oil, gas, and associated substances, and other commercially valuable substances which may be in, under or produced from any part of the Premises, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, timber, crops, all development rights, utility commitments, wastewater taps, living unit equivalents, capital improvement project contracts, letters of credit and utility construction agreements with any governmental authority, including municipal utility districts, or with any utility companies (and all refunds and reimbursements thereunder), and any Premises lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Premises and Improvements; together with

  (d)      All existing and future Leases, subleases, subtenancies, licenses, occupancy agreements and concessions (“Leases”) relating to the use and enjoyment of all or any part of the Premises and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such Leases and all rents, income, revenues, prepayments, security deposits, tax, insurance and replacement reserve deposits, receipts, termination, cancellation, and option payments, royalties, profits, issues, service reimbursements, fees, accounts receivables, and revenues from the Premises and/or Improvements from time to time accruing under the Leases (the “Rents”); together with

  (e)      All materials, supplies, work in process, chattels, furniture, fixtures, appliances, machinery and other personal property of any kind, now or later to be attached to, incorporated into, placed in, on or about, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Premises and Improvements, whether stored on the Premises or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust; together with

  (f)      All of Trustor’s interest in and to all operating accounts, the Loan funds, whether disbursed or not, all reserves set forth in the Budget, the Holdback, the Interest Reserve, the Replacement Reserve and any other monies on deposit with or for the benefit of Lender, including deposits for the payment of real estate taxes and insurance, any cash collateral account, and any bank accounts of Trustor, including without limitation, the Blocked Accounts, including all funds, items, instruments, investments, securities and other things of value at any time paid, deposited, credited or held in or in transit to any account; together with

  (g)      All claims, demands, judgments, insurance policies, insurance proceeds, refunds, reserves, accounts receivable, cost savings, deposits, rights of action, awards of damages, compensation, settlements and other rights to the payment of money hereafter made resulting from or relating to (i) the taking of the Premises or the Improvements or any part thereof under the power of eminent domain, (ii) any damage (whether caused by such taking, by casualty or otherwise) to the Premises, Improvements or appurtenances thereto or any part thereof, or (iii) the ownership or operation of the Property; together with

  (h)      To the extent assignable, all management contracts, permits, licenses, applications, approvals, plans, specifications and drawings, contracts, purchase and sale agreements, purchase options, entitlements, soil test reports, other reports of examination or analysis of the Premises or the Improvements, development rights and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, development, operation and use of the Premises, Improvements and/or Leases, including building permits, environmental certificates, certificates of operation, warranties and guaranties; together with

   (i)      All of the following types of collateral, as defined in the Uniform Commercial Code as in effect from time to time in the State of Texas (the “Code”): accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, goods, equipment, investment property, deposit accounts, letter of credit rights, commercial tort claims, health care receivables and all books and records relating to the foregoing, provided that Trustor will cooperate with Lender in obtaining “control” as defined in the Code with respect to collateral consisting of deposit accounts, investment property, letter of credit rights and electronic chattel paper, but expressly excluding any right in or to, or the right to use the mark or name “Wells”, “Wells REIT”, “Wells Core Office”, “Wells REF” or any variant or logos thereof; together with

   (j)      All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory (“Books and Records”); together with

   (k)      All proceeds and products and renewals of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above; and together with

   (l)      Any and all after-acquired right, title or interest of Trustor in and to any property of the types described in the preceding granting clauses.

TO HAVE AND TO HOLD, together with all and singular the rights, privileges, hereditaments and appurtenances thereunto in any way incident, appertaining or belonging, the same unto Trustee and her substitutes, successor or successors forever, and Trustor hereby binds itself, its successors and assigns, to warrant and forever defend title to the Property unto Trustee and his substitutes, successor or successors, against every person whomsoever lawfully claiming or to claim the same or any part thereof, subject only to Permitted Exceptions (as defined in the Loan Agreement), but only to the extent such Permitted Exceptions are valid, subsisting and affect the Property.

The Recitals and Exhibits to this Deed of Trust are hereby incorporated in this Deed of Trust. Capitalized terms used above and elsewhere in this Deed of Trust without definition have the meanings given them in the Loan Agreement.

1.2.      Obligations.

   (a)      Trustor makes the grant and conveyance set forth in Section 1.1 above and Section 2.1 below, and grants the security interest set forth in Section 3 below for the purpose of securing the following obligations (the “Obligations”) in any order of priority that Lender may choose:

 (i)      Payment and performance of all obligations and covenants of Borrowers under the Loan Documents;

(ii)      Payment and performance of all future advances and other obligations that Trustor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Lender, when a writing evidences the parties’ agreement that the advance or obligation be secured by this Deed of Trust;

(iii)      Payment and performance of all modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations; and

(iv)      Payment of any and all loan commissions, service charges, liquidated damages, Expenses and advances due to or incurred by Lender regardless of whether any Loan proceeds have been disbursed.

1.3.      All Persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. Such terms include any provisions in the Note or the Loan Agreement which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2.	Assignment of Leases and Rents.

2.1.      Assignment.    Trustor hereby irrevocably, absolutely, presently and unconditionally assigns to Lender all Leases and Rents and other benefits of the Property, whether now due, past due or to become due, including all prepaid rents and security deposits. This is an absolute assignment, not an assignment for security only and shall continue in effect until the Indebtedness is paid in full and all Secured Obligations are fully satisfied. Trustor hereby gives Lender the right to collect the Rents and apply them in payment of the principal, interest and all other sums payable under the Loan Documents.

2.2.      Grant of License.  Lender hereby confers upon Trustor a revocable license (“License”) to enforce the Leases and collect and retain the Rents as they become due and payable (excluding, however, any Lease termination, cancellation, option or similar payments, which Trustor agrees shall be deposited into the Guarantor Level Blocked Account in accordance with the Loan Agreement) which license shall terminate upon an Event of Default, as defined in Section 6.2 below, and notice from Lender to Trustor. If an Event of Default has occurred and is continuing, Lender shall have the right, which it may choose to exercise in its sole and absolute discretion and which it may exercise without taking possession of the Property, to terminate this License without regard to the adequacy of Lender’s security under this Deed of Trust. Notwithstanding anything contained herein to the contrary, in no event shall this assignment of rents be deemed to reduce the Indebtedness evidenced by the Loan Agreement or the Note by an amount in excess of the actual amount of cash received by Lender under any Leases of the Property, whether before, during or after the occurrence of an Event of Default, and Trustor acknowledges that in no event shall the Indebtedness secured hereby be reduced by the value from time to time of the rents from the

Property. Lender reserves the right, at any time, whether before or after the occurrence of an Event of Default, to recharacterize this assignment of rents as merely constituting security for the Indebtedness of Borrowers to Lender, which recharacterization shall be made by written notice delivered to Trustor.

2.3.     Collection and Application of Rents.  Subject to the License granted to Trustor under Section 2.2 above and following an Event of Default, Lender has the right, power and authority to collect any and all Rents. Trustor hereby appoints Lender its attorney-in-fact to perform any and all of the following acts, if and at the times when Lender in its sole discretion may so choose:

  (a)      Demand, receive and enforce payment of any and all Rents; or

  (b)      Give receipts, releases and satisfactions for any and all Rents; or

  (c)      Sue either in the name of Trustor or in the name of Lender for any and all Rents.

Lender and Trustor agree that the mere recordation of the assignment granted herein entitles Lender immediately to collect and receive rents upon the occurrence of an Event of Default, without first taking any acts of enforcement under applicable law, such as, but not limited to, providing notice to Trustor, filing foreclosure proceedings, or seeking and/or obtaining the appointment of a receiver. Further, Lender’s right to the Rents does not depend on whether or not Lender takes possession of the Property as permitted hereunder. In Lender’s sole and absolute discretion, Lender may choose to collect Rents either with or without taking possession of the Property. Lender shall apply all Rents collected by it in the manner provided under Section 6.6. If an Event of Default occurs while Lender is in possession of all or part of the Property and is collecting and applying Rents as permitted under this Deed of Trust, Lender and any receiver shall nevertheless be entitled to exercise and invoke every right and remedy afforded any of them under this Deed of Trust and at law or in equity.

2.4.     Lender Not Responsible.  Under no circumstances shall Lender have any duty to produce Rents from the Property. Regardless of whether or not Lender, in person or by agent, takes actual possession of the Property, unless Lender agrees in writing to the contrary, Lender is not and shall not be deemed to be:

  (a)      A “mortgagee in possession” for any purpose; or

  (b)      Responsible for performing any of the obligations of the lessor under any lease; or

  (c)      Responsible for the control, care, management, or repair of the Property or any personal property or for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property; or

  (d)      Liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it; or

  (e)      Liable in any way for any injury or damage to any Person or property sustained by any Person or Persons in or about the Property.

2.5.     Leasing.    Trustor shall comply with and observe Trustor’s obligations as landlord under all Leases and shall remain liable under the Leases. Trustor shall not lease the Property or any part of it except strictly in accordance with the terms of the Loan Agreement.

3.	Grant of Security Interest.

3.1.     Security Agreement.  The parties intend for this Deed of Trust to create a lien on the Property, and an absolute assignment of the Rents, all in favor of Lender. The parties acknowledge that some of the Property and some or all of the Rents may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be or be determined to be personal property, Trustor as debtor hereby grants Lender as secured party a continuing security interest in all such Property (including, any replacement or substituted property) and Rents, to secure payment and performance of the Secured Obligations. This Deed of Trust constitutes a security agreement under the Code covering all such Property and Rents. Lender shall have all of the rights and remedies of a secured party under the Code, as well as all other rights and remedies available at law or in equity.

3.2.     Financing Statements.  Trustor shall execute such documents as Lender may from time to time require to perfect or continue the perfection of Lender’s security interest in any Property or Rents. As provided in Section 5.7 below, Trustor shall pay all fees and costs that Lender may incur in filing this Deed of Trust (including any extensions, renewals and amendments thereof and reproductions of this Deed of Trust) and such other documents in public offices and in obtaining such record searches as Lender may reasonably require. Trustor hereby authorizes Lender to file all financing statements, refilings, amendments, renewals and continuations thereof as Lender deems necessary or advisable to create, preserve and protect such lien. If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Deed of Trust or the rights or obligations of the parties under it. Trustor hereby authorizes Lender to file financing statements covering “all assets” or “all personal property” of Trustor, as debtor, as contemplated by Section 9.504 of the Code.

4.	Fixture Filing.

  This Deed of Trust constitutes a financing statement filed as a fixture filing under Article 9 of the Code, as amended or recodified from time to time, covering any Property which now is or later may become fixtures attached to the Premises or Improvements. For this purpose, the respective addresses of Trustor, as debtor, and Lender, as secured party, are as set forth in the preambles of this Deed of Trust and Trustor’s organizational identification number is set forth on the signature page of this Deed of Trust.

5.	Rights and Duties of the Parties.

5.1.     Representations and Warranties.  Trustor represents and warrants that:

  (a)      Trustor has the full and unlimited power, right and authority to encumber the Property and assign the Leases and Rents; and

  (b)      This Deed of Trust creates a first and prior lien or security interest, as applicable, on the Property.

5.2.     Performance of Secured Obligations.  Trustor shall promptly pay and perform each Secured Obligation in accordance with its terms.

5.3.     Liens, Charges and Encumbrances.   Trustor shall immediately discharge any lien on the Property which Lender has not consented to in writing in accordance with the terms of Section 4.2(c) of the Loan Agreement.

5.4.     Damages and Insurance and Condemnation Proceeds.   In the event of any casualty or condemnation of the Property, the provisions of Article 7 of the Loan Agreement shall govern.

5.5.     Releases, Extensions, Modifications and Additional Security.   From time to time, Lender may perform any of the following acts without affecting the liability of Trustor or any other Person liable for the payment of the Secured Obligations, and without affecting the lien or charge of the Deed of Trust as security for the payment of the Secured Obligations, incurring any liability or giving notice to any Person:

  (a)      Release any Person liable for payment of any Secured Obligation;

  (b)      Waive or modify any provision of this Deed of Trust or the other Loan Documents or grant other indulgences, including, extending the time for payment, or otherwise altering the terms of payment, of any Secured Obligation;

  (c)      Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security;

  (d)      Alter, substitute or release any property securing the Secured Obligations;

  (e)      Consent to the making of any plat or map of the Property or any part of it;

   (f)      Join in granting any easement or creating any restriction affecting the Property;

   (g)      Join in any subordination or other agreement affecting this Deed of Trust or the lien of it; or

   (h)      Release the Property or any part of it.

5.6.      Release.   When all of the Secured Obligations have been paid in full and all fees and other sums owed by Trustor under Section 5.7 of this Deed of Trust and the other Loan Documents have been received, Lender shall release this Deed of Trust, the lien created thereby, and all notes and instruments evidencing the Secured Obligations. Trustor shall pay any costs of preparation and recordation of such release.

5.7.      Compensation, Exculpation, Indemnification.

   (a)      Trustor agrees to pay fees in the maximum amounts legally permitted, or reasonable fees as may be charged by Lender when the law provides no maximum limit, for any services that Lender may render in connection with this Deed of Trust, including Lender’s providing a statement of the Secured Obligations or providing the release pursuant to Section 5.6 above. Trustor shall also pay or reimburse all of Lender’s out-of-pocket costs and expenses which may be incurred in rendering any such services. Trustor further agrees to pay or reimburse Lender for all out-of-pocket costs, expenses and other advances which may be incurred or made by Lender in any efforts to enforce any terms of this Deed of Trust or to protect the rights under this Deed of Trust or the other Loan Documents, including any rights or remedies afforded to Lender under Section 6.3, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including reasonable attorneys’ fees and other legal costs, costs of any foreclosure sale (as defined in Subsection 6.3(i) below) and any cost of evidence of title. If Lender chooses to dispose of Property through more than one foreclosure sale, Trustor shall pay all out-of-pocket costs, expenses or other advances that may be incurred or made by Lender in each of such foreclosure sales.

   (b)      Lender shall not be directly or indirectly liable to Trustor or any other Person as a consequence of any of the following:

 (I)      LENDER’S EXERCISE OF OR FAILURE TO EXERCISE ANY RIGHTS, REMEDIES OR POWERS GRANTED TO LENDER IN THIS DEED OF TRUST;

 (II)     LENDER’S FAILURE OR REFUSAL TO PERFORM OR DISCHARGE ANY OBLIGATION OR LIABILITY OF TRUSTOR UNDER ANY AGREEMENT RELATED TO THE PROPERTY OR UNDER THIS DEED OF TRUST; OR

 (III)    ANY LOSS SUSTAINED BY TRUSTOR OR ANY THIRD PARTY RESULTING FROM LENDER’S FAILURE TO LEASE THE PROPERTY, OR FROM ANY OTHER ACT OR OMISSION OF LENDER IN MANAGING THE PROPERTY, AFTER AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, LENDER’S OWN NEGLIGENCE, UNLESS THE LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND BAD FAITH OF LENDER.

Trustor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Lender.

   (C)     TRUSTOR AGREES TO INDEMNIFY, DEFEND AND HOLD LENDER HARMLESS FROM ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, CAUSES OF ACTION, JUDGMENTS, COURT COSTS, ATTORNEYS’ FEES AND OTHER LEGAL EXPENSES, COST OF EVIDENCE OF TITLE, COST OF EVIDENCE OF VALUE, AND OTHER COSTS AND EXPENSES WHICH IT MAY SUFFER OR INCUR IN ANY WAY RELATED TO OR ARISING OUT OF:

 (I)      THE OPERATION OR MAINTENANCE OF THE PROJECTS;

 (II)     ANY CLAIMS MADE BY ANY THIRD PARTY AGAINST LENDER IN ANY MANNER RELATING TO OR ARISING OUT OF ANY BREACH OF REPRESENTATION OR WARRANTY, DEFAULT OR EVENT OF DEFAULT UNDER ANY OF THE LOAN DOCUMENTS;

 (III)    ANY INDEMNIFIED PARTY’S RESPONSE TO A SUBPOENA OR INVOLVEMENT IN DISCOVERY, LITIGATION, OR SIMILAR MATTERS THAT WOULD NOT HAVE OCCURRED BUT FOR THE LOAN;

 (IV)    ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDERS OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROJECTS, THE LOAN, THE INDEBTEDNESS OR THE LOAN DOCUMENTS, OR

 (V)     ANY CLAIMS MADE BY ANY THIRD PARTY AGAINST LENDER IN ANY MANNER RELATING TO OR ARISING OUT OF ANY OTHER MATTER ARISING IN CONNECTION WITH THE LOAN, ANY BORROWER, GUARANTOR, ANY ENVIRONMENTAL INDEMNITOR, ANY LEASE, ANY TENANT, ANY PROJECT OR ANY PERSON CLAIMING BY OR THROUGH ANY OF THE FOREGOING WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY AN INDEMNIFIED PARTY IN CONNECTION WITH THE INDEBTEDNESS, THE LOAN, THE LOAN DOCUMENTS, THE PROJECTS OR ANY

PORTION OF ANY OF THE FOREGOING OR THE EXERCISE BY AN INDEMNIFIED PARTY OF RIGHTS OR REMEDIES GRANTED TO IT UNDER THE LOAN DOCUMENTS OR APPLICABLE LAW.

NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, NO INDEMNIFIED PARTY SHALL BE ENTITLED TO BE INDEMNIFIED AGAINST THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY INDEMNIFIED PARTY. UPON WRITTEN REQUEST BY AN INDEMNIFIED PARTY, BORROWERS WILL UNDERTAKE, AT THEIR OWN COSTS AND EXPENSE, ON BEHALF OF SUCH INDEMNIFIED PARTY, USING COUNSEL REASONABLY SATISFACTORY TO THE INDEMNIFIED PARTY, THE DEFENSE OF ANY LEGAL ACTION OR PROCEEDING WHETHER OR NOT SUCH INDEMNIFIED PARTY SHALL BE A PARTY AND FOR WHICH SUCH INDEMNIFIED PARTY IS ENTITLED TO BE INDEMNIFIED PURSUANT TO THIS SECTION 5.7(C). AT LENDER’S OPTION, LENDER MAY, AT BORROWERS’ EXPENSE, PROSECUTE OR DEFEND ANY ACTION INVOLVING THE PRIORITY, VALIDITY OR ENFORCEABILITY OF ANY OF THE LOAN DOCUMENTS. THIS AGREEMENT BY TRUSTOR TO INDEMNIFY LENDER SHALL SURVIVE THE RELEASE AND CANCELLATION OF ANY OR ALL OF THE SECURED OBLIGATIONS AND THE FULL OR PARTIAL RELEASE OF THIS DEED OF TRUST.

   (d)      Trustor shall perform all obligations to pay money arising under this Section 5.7 immediately upon demand by Lender. Each such obligation shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date the obligation arises at the Default Rate.

5.8.      Defense and Notice of Claims and Actions.  At Trustor’s sole expense, Trustor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Deed of Trust and the rights and powers of Lender created under it, against all adverse claims. Trustor shall give Lender prompt notice in writing if any claim is asserted which does or could affect any such matters, or if any action or proceeding is commenced which alleges or relates to any such claim. Lender may, at the expense of Trustor, appear in and defend any such claim, action or proceeding and any claim, action or other proceeding asserted or brought against Lender in connection with or relating to any part of the Property or this Deed of Trust.

5.9.      Subrogation.  Lender shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Lender in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

5.10.    TEXAS FINANCE CODE SECTION 307.052 COLLATERAL PROTECTION INSURANCE NOTICE: (A) TRUSTOR IS REQUIRED TO:  (I) KEEP THE PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT THE LENDER SPECIFIES; (II) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE

SURPLUS LINES INSURER; AND (III) NAME THE LENDER AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS; (B) TRUSTOR SHALL, IF REQUESTED BY THE LENDER, DELIVER TO THE LENDER A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF TRUSTOR FAILS TO MEET ANY REQUIREMENT LISTED IN PARAGRAPH (A) OR (B), THE LENDER MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF TRUSTOR AT TRUSTOR’S EXPENSE.

5.11.    NO EXTRACTION OF MINERALS.  WITHOUT THE PRIOR WRITTEN CONSENT OF LENDER, TRUSTOR WILL NOT PERMIT ANY DRILLING OR EXPLORATION FOR OR EXTRACTION, REMOVAL OR PRODUCTION OF ANY MINERAL, NATURAL ELEMENT, COMPOUND OR SUBSTANCE FROM THE SURFACE OR SUBSURFACE OF THE PROPERTY REGARDLESS OF THE DEPTH THEREOF OR THE METHOD OF MINING OR EXTRACTION THEREOF AND AGREES TO DEFEND, INDEMNIFY, SAVE AND HOLD LENDER, ITS OFFICERS, AGENTS, SERVANTS, EMPLOYEES, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY AND ALL CLAIMS, LIABILITIES, LOSSES OR EXPENSES WHICH MAY BE INCURRED BY LENDER, AND ANY AND ALL OTHER EXPENSES OR LOSSES, EITHER DIRECT OR CONSEQUENTIAL, WHICH ARE ATTRIBUTABLE, OR ALLEGED IN ANY WAY TO BE ATTRIBUTABLE, TO THE DEVELOPMENT AND EXPLOITATION OF MINERAL RIGHTS IN, ON OR AROUND THE PREMISES BY TRUSTOR OR ANY OTHER PARTY.

6.	Accelerating Transfers, Default and Remedies.

6.1.      Accelerating Transfers.

   (a)    “Accelerating Transfer” means any Transfer not expressly permitted under Section 4.2(b) of the Loan Agreement.

   (b)    Trustor acknowledges that Lender is making one or more advances under the Loan Agreement in reliance on the expertise, skill and experience of Trustor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Lender’s reliance, Trustor agrees that Trustor shall not make any Accelerating Transfer, unless the transfer is preceded by Lender’s express written consent to the particular transaction and transferee. Lender may withhold such consent in its sole discretion. If any Accelerating Transfer occurs, Lender in its sole discretion may declare all of the Secured Obligations to be immediately due and payable, and Lender may invoke any rights and remedies provided by Section 6.3 of this Deed of Trust.

6.2.      Events of Default.  Trustor will be in default under this Deed of Trust upon the occurrence of any one or more of the following events (some or all collectively, “Events of Default;” any one singly, an “Event of Default”).

  (a)      Failure of Trustor for a period of thirty (30) days after the earlier of (i) Trustor’s knowledge thereof and (ii) written notice from Lender, to observe or perform any non-monetary covenant or condition contained in this Deed of Trust or any of the other Loan Documents; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure but cannot reasonably be cured within said thirty (30) day period, then Trustor shall have an additional forty-five (45) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as (A) Trustor commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such resulting seventy-five (75) day period from the date of Lender’s notice, and (B) the existence of such uncured default will not result in any Material Tenant under a Lease having the right to terminate such Lease due to such uncured default; and provided further that if a different notice or grace period is specified under Article 8 of the Loan Agreement (or elsewhere in this Deed of Trust or the Loan Agreement) in which such particular breach will become an Event of Default, the specific provision shall control;

  (b)      [Intentionally Deleted]; or

  (c)      An “Event of Default” occurs under the Loan Agreement or any other Loan Document.

6.3.     Remedies.  At any time after an Event of Default, Lender shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Lender at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

  (a)      Acceleration.  Lender may declare any or all of the Indebtedness and Secured Obligations to be due and payable immediately.

  (b)      Receiver.  Lender shall, as a matter of right, without notice and without giving bond to Trustor or anyone claiming by, under or through Trustor, and without regard for the solvency or insolvency of Trustor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Trustor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by applicable law, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Lender would have, upon entering and taking possession of the Property under subsection (c) below.

      (c)        Entry.   Lender, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, may exclude Trustor and its agents and employees wholly therefrom, and may also do any and all other things in connection with those actions that Lender may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Trustor’s or the then owner’s Books and Records and accounts; entering into, enforcing, modifying or canceling leases on such terms and conditions as Lender may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Lender; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Lender so requests, Trustor shall assemble all of the Property that has been removed from the Premises and make all of it available to Lender at the site of the Premises. Trustor hereby irrevocably constitutes and appoints Lender as Trustor’s attorney-in-fact to perform such acts and execute such documents as Lender in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Trustor’s name on any instruments. If Trustor shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender or such receiver may obtain a judgment or decree conferring on Lender or such receiver, the right to immediate possession of the Property or requiring the delivery of the Property to Lender or such receiver, and Trustor specifically consents to the entry of such judgment or decree.

      (d)        Cure; Protection of Security.  Lender may cure any breach or default of Trustor, and if it chooses to do so in connection with any such cure or with respect to preventing a loss to Lender’s interest in the Property, Lender may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust, including, without limitation, completing construction of the improvements, if any, at the Property contemplated by the Loan Agreement. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Lender under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien against the Property; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Loan Agreement; repairing, restoring or otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate Persons to assist Lender. Lender may take any of the actions permitted under this Subsection 6.3(d) either with or without giving notice to any Person. Any amounts disbursed by Lender under this Subsection 6.3(d) together with interest thereon at the Default Rate from the date of disbursement, shall be secured by this Deed of Trust and shall be due and payable on demand. Nothing contained in the Loan Documents shall require Lender to incur any expense or take any action hereunder.

(e)      Uniform Commercial Code Remedies.  Lender may exercise any or all of the remedies granted to a secured party under the Code.

(f)      Foreclosure; Lawsuits.  Lender shall have the right, in one or several concurrent or consecutive proceedings, to foreclose the lien hereof upon the Property or any part thereof, for the Secured Obligations, or any part thereof, by any proceedings appropriate under applicable law. Lender or its nominee may bid and become the purchaser of all or any part of the Property at any foreclosure or other sale hereunder, and the amount of Lender’s successful bid shall be credited on the Secured Obligations. Without limiting the foregoing, Lender may proceed by a suit or suits in law or equity, whether for specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure under the judgment or decree of any court of competent jurisdiction. Notwithstanding any statute or rule of law to the contrary, the failure to join any tenant or tenants of the Property as party defendant or defendants in any foreclosure action or the failure of any such order or judgment to foreclose their rights shall not be asserted by Trustor as a defense in any civil action instituted to collect (i) the Secured Obligations, or any part thereof or (ii) any deficiency remaining unpaid after foreclosure and sale of the Property. To the extent a notice of sale shall be required by law for the sale or disposition of the Personal Property, a reasonable authenticated notification of disposition shall be notification given at least ten (10) days’ prior to any such sale, provided however, that no notification need be given to Trustor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition.

(g)      Other Remedies.    Lender may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Trustor or any other Person in favor of Lender in connection with the Secured Obligations or any part thereof, without prejudice to the right of Lender thereafter to enforce any appropriate remedy against Trustor. Lender shall have the right to pursue all remedies afforded to a mortgagee under applicable law, and shall have the benefit of all of the provisions of such applicable law, including all amendments thereto which may become effective from time to time after the date hereof.

(h)      Sale of Personal Property.  Lender shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

 (i)        For purposes of this power of sale, Lender may elect to treat as personal property any Property which is intangible or which can be severed from the Premises or Improvements without causing structural damage. If it chooses to do so, Lender may dispose of any personal property, in any manner permitted by Article 9 of the Code, including any public or private sale, or in any manner permitted by any other applicable law.

(ii)      In connection with any sale or other disposition of such Property, Trustor agrees that the following procedures constitute a commercially reasonable sale: Lender shall mail written notice of the sale to Trustor not later than thirty (30) days prior to such sale. Lender will publish notice of the sale in a local daily newspaper of general circulation. Upon receipt of any written request, Lender will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding the foregoing, Lender shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

  (i)      Single or Multiple foreclosure sales.  If the Property consists of more than one lot, parcel or item of property, Lender may:

(i)      Designate the order in which the lots, parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

(ii)      Elect to dispose of the lots, parcels and/or items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or more such sales or dispositions; or in any other manner Lender may deem to be in its best interests (any such sale or disposition, a “foreclosure sale;” and any two or more, “foreclosure sales”).

If Lender chooses to have more than one foreclosure sale, Lender at its option may cause the foreclosure sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Lender may deem to be in its best interests. No foreclosure sale shall terminate or affect the liens of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

Lender and any receiver, or any of their agents or representatives, shall have no liability for any loss, damage, injury, cost or expenses resulting from any action or omission that was taken or omitted in good faith.

6.4.     Credit Bids.  At any foreclosure sale, any Person, including Trustor or Lender, may bid for and acquire the Property or any part of it to the extent permitted by then applicable law. Instead of paying cash for such Property, Lender may settle for the purchase price by crediting the sales price of the Property against the following obligations:

  (a)    First, the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to pay or reimburse Lender under Section 5.7 of this Deed of Trust; and

  (b)        Second, all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose.

6.5.     Application of Foreclosure Sale Proceeds.  Lender shall apply the proceeds of any foreclosure sale in the following manner:

  (a)        First, to pay the portion of the Secured Obligations attributable to the expenses of sale, costs of any action and any other sums for which Trustor is obligated to reimburse Lender under Section 5.7 of this Deed of Trust;

  (b)        Second, to pay the portion of the Secured Obligations attributable to any sums expended or advanced by Lender under the terms of this Deed of Trust which then remain unpaid;

  (c)        Third, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose; and

  (d)        Fourth, to remit the remainder, if any, to the Person or Persons entitled to it.

6.6.     Application of Rents and Other Sums.  Lender shall apply any and all Rents collected by it, and any and all sums other than proceeds of a foreclosure sale which Lender may receive or collect under Section 6.3 above or Section 6.7 below, in the following manner:

  (a)        First, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Lender or any receiver;

  (b)        Second, to pay all other Secured Obligations in any order and proportions as Lender in its sole discretion may choose; and

  (c)        Third, to remit the remainder, if any, to the Person or Persons entitled to it.

Lender shall have no liability for any funds which it does not actually receive. To the extent permitted by applicable law, Trustor waives all claims, damages and demands against Lender arising out of the disposition, repossession or retention of the Property.

6.7.     Special Texas Provisions.  The following special Texas provisions shall apply to this Deed of Trust. In the event of any inconsistency between any provisions of this Deed of Trust and this Section 6.7, the provisions of this Section 6.7 shall control.

  (a)        Foreclosure.  If an Event of Default shall have occurred, then and in any of such events Lender may elect, Trustor hereby expressly waiving notice, notice of intention to accelerate the Indebtedness secured hereby, notice of acceleration of the Indebtedness, presentment and demand for payment, to declare the Indebtedness to be immediately due and payable, and Trustee, or her successor or substitute as hereinafter provided, upon request and direction from Lender shall enforce this trust by invoking the power of sale and selling the Property (or any portion thereof) at public auction in accordance with Section 51.002 of the Texas Property Code and applicable law; and after advertising the time, place (including the county) and terms of the sale of the Property for at least twenty-one (21) days preceding the date of sale by filing with the appropriate county clerk and by posting written or printed notice thereof at the courthouse of the county where the real property, or any portion thereof, to be sold is situated, which notice may be filed and posted by Trustee acting, or by any person acting for her, and Lender has, at least twenty-one (21) days preceding the date of sale, served written or printed notice of the proposed sale by certified mail on each person obligated to pay the Indebtedness secured hereby by the deposit of such notice, enclosed in a postpaid wrapper, properly addressed to such obligor at such obligor’s most recent address as shown by the records of Lender, in a post office or official depository under the care and custody of the United States Postal Service, Trustee shall sell the Property at public auction in accordance with such notice in the area designated by the applicable County for the conduct of sales of real property under contract lien, and if no area is so designated by the County, the notice of sale shall designate an area at the courthouse where the sale is to take place. Such sale shall occur on the first Tuesday in any month between the hours of 10:00 a.m. and 4:00 p.m., provided that the sale must begin at the time stated on the notice of sale or not later than three hours after that time, to the highest bidder for cash, selling all of the Property as an entirety or in such parcels as Trustee acting may elect, and make due conveyance to the purchaser or purchasers, with general warranty binding Trustor, its successors and assigns; and out of the money arising from such sale, Trustee acting shall pay first, all the expenses of advertising the sale and making the conveyance, including a reasonable fee for herself, which fee shall be due and owing in addition to the attorneys’ fees provided for in the Loan Documents, and then to Lender the full amount of the Indebtedness, attorneys’ fees and other charges due and unpaid under the Loan Agreement and the Note and all other Indebtedness secured hereby, rendering the balance of the sales price, if any, to the persons legally entitled thereto; and the recitals in the conveyance to the purchaser or purchasers shall be prima facie evidence of the truth of the matters therein stated, and the prerequisites to said sale shall be presumed to have been performed, and such sale and conveyance shall be conclusive against Trustor, its successors and assigns, provided such sale and conveyance shall have been completed in accordance with the terms of this Section 6.7. It is agreed that in the event a foreclosure hereunder should be commenced by Trustee, or his substitute or successor, Lender may at any time before the sale of the Property direct Trustee to abandon the sale, and may then institute suit for the collection of the Indebtedness, and for the foreclosure of this lien; it is further agreed that if Lender should institute a suit for the collection thereof, and for a judicial foreclosure of this lien, that it may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, her substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust and applicable law. Lender shall have the right to purchase at any sale of the Property, being the highest bidder and to have the amount for which such Property is sold credited on the Indebtedness then owing. In the event any sale is made of the Property, or any portion thereof, under the terms of this Deed of Trust, Trustor, its successors and assigns, shall forthwith upon the making of such sale surrender and deliver possession of the Property so sold to the purchaser at such sale, and in the event of their failure to do so they shall thereupon from and after the making of such sale be and continue as tenants at will of such purchaser, and in the event of their failure to surrender possession of said Property upon demand, purchaser, his heirs or assigns, shall be entitled to institute and maintain an action for forcible detainer of said property in the Justice Court having venue or in any other court having venue. In case of any sale hereunder all prerequisites to the sale shall be presumed to have been performed, and in any conveyance given hereunder, all statements of fact, or other recitals therein made as to the nonpayment of money secured, or as to the request to Trustee to enforce this Deed of Trust, or as to the proper and due appointment of any substitute trustee, or as to the advertisement of sale, or time, place, and manner of sale, or as to any other preliminary fact or thing, shall be taken in all courts of law or equity as prima facie evidence that the facts so stated or recited are true. Lender may, at its option, accomplish all or any of the aforesaid in such manner as permitted or required by Section 51.002 of the Texas Property Code relating to the sale of real property or by Chapter 9 of the Code relating to the sale of collateral after default by a debtor (as said section and chapter now exist or may be hereinafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. At any such sale of the Property:

(i)        whether made under the power herein contained, the aforesaid Section 51.002, the Code, any other applicable law or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to exhibit, display or have physically present, or to have constructive possession of, the Property (Trustor shall deliver to Trustee any portion of the Property not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale;

(ii)        the receipt by Trustee or of such other party or officer making the same of the full amount of the purchase money shall be sufficient to discharge the purchaser or purchasers from any further obligation for the payment thereof, and no such purchaser or purchasers, or his or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof;

(iii)        to the fullest extent permitted by law, Trustor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold, and such sale shall be a perpetual bar, both at law and in equity, against Trustor and against all other persons claiming or to claim the property sold or to any part thereof by, through or under Trustor;

    (iv)       the sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sales under such power until the whole of the Property shall be sold; and if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Indebtedness and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; and

    (v)        unless Lender notifies Trustor to the contrary, Trustor agrees that Lender and Trustee shall proceed under the Code (relating to a security agreement covering both real and personal property), and title to all of the Property and any personal property located thereon and covered by the Loan Documents shall be conveyed to the purchaser at such public sale. Trustor agrees that notice of sale of the Property provided in this Article and pursuant to Texas Property Code § 51.002 (as amended from time to time or succeeded by any successor statute or statutes) is and shall constitute commercially reasonable notice of the sale of the Property and any personal property located thereon and covered by the Loan Documents.

(b)        No Conditions Present to Exercise of Remedies.  Neither Trustor nor any other party hereafter obligated for payment of all or any part of the Indebtedness or fulfillment of all or any of the Secured Obligations shall be relieved of such obligation by reason (i) the failure of the Trustee to comply with any request of Trustor or any other person so obligated to foreclose the lien of this Deed of Trust or to enforce any provisions of the other Loan Documents; (ii) the release, regardless of consideration, of the Property or any portion thereof or the addition of any other property to the Property; (iii) any agreement or stipulation between any subsequent owner of the Property and Lender extending, renewing, rearranging, or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Trustor of such other person, and in such event, Trustor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Lender (notwithstanding anything contained herein to the contrary, Lender is under no obligation to give notice to or pay any consideration to Trustor or any other such person for any modifications, extensions, renewals or rearrangements of the Loan Documents); or (iv) by any other act save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Secured Obligations.

(c)        Release of and Resort to Collateral.  Any part of the Property may be released by Lender without affecting, subordinating or releasing the lien, security interest and assignment hereof against the remainder. The lien, security interest and other rights granted hereby shall not affect or be affected by any other security taken for the same Indebtedness or any part thereof. The taking of additional security, or the rearrangement, extension or renewal of the Indebtedness, or any part thereof, shall not release or impair the lien, security interest and other rights granted hereby or affect the liability of Trustor or of any endorser, guarantor or surety, or improve the right of any permitted junior lienholder; and this Deed of Trust, as well as any instrument given to secure any rearrangement, renewal or extension of the Indebtedness, or any part thereof, shall be and remain a first and prior lien on all of the Property not expressly released until the Indebtedness is completely paid. For payment of the Indebtedness, Lender may resort to any other security therefore held by Lender or Trustee in such order and manner as Lender may elect.

(D)        WAIVER.    TO THE FULLEST EXTENT PERMITTED BY LAW, TRUSTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES AND RELEASES (A) ALL BENEFITS THAT MIGHT ACCRUE TO TRUSTOR BY ANY PRESENT OR FUTURE LAWS EXEMPTING THE PROPERTY FROM ATTACHMENT, LEVY OR SALE ON EXECUTION OR PROVIDING FOR ANY STAY OF EXECUTION, EXEMPTION FROM CIVIL PROCESS, REDEMPTION OR EXTENSION OF TIME FOR PAYMENT; (B) ANY RIGHT TO MARSHALLING OF ASSETS OR A SALE IN INVERSE ORDER OF ALIENATION; (C) THE EXEMPTION OF HOMESTEAD; AND (D) THE ADMINISTRATION OF ESTATES OF DECEDENTS, OR OTHER MATTER TO DEFEAT, REDUCE OR AFFECT THE RIGHT OF LENDER UNDER THE TERMS OF THIS DEED OF TRUST TO SELL THE PROPERTY FOR THE COLLECTION OF THE INDEBTEDNESS SECURED THEREBY (WITHOUT ANY PRIOR OR DIFFERENT RESORT FOR COLLECTION) OR THE RIGHT OF LENDER, UNDER THE TERMS OF THIS DEED OF TRUST, TO THE PAYMENT OF THE INDEBTEDNESS SECURED HEREBY OUT OF THE PROCEEDS OF SALE OF THE PROPERTY IN PREFERENCE TO EVERY OTHER PERSON AND CLAIMANT WHATEVER (ONLY REASONABLE EXPENSES OF SUCH SALE BEING FIRST DEDUCTED). TRUSTOR EXPRESSLY WAIVES AND RELINQUISHES ANY RIGHT OR REMEDY WHICH IT MAY HAVE OR BE ABLE TO ASSERT BY REASON OF THE PROVISIONS OF CHAPTER 43 OF THE TEXAS CIVIL PRACTICES AND REMEDIES CODE PERTAINING TO THE RIGHTS AND REMEDIES OF SURETIES, SECTION 17.001 OF THE TEXAS CIVIL PRACTICES AND REMEDIES CODE AND/OR RULE 31 OF THE TEXAS RULES OF CIVIL PROCEDURE.

(e)        Discontinuance of Proceedings.    In case Lender shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon the same for any reason, Lender shall have the unqualified right so to do and, in such event, Trustor and Lender shall be restored to their former positions with respect to the Indebtedness, the Secured Obligations, the Loan Documents, the Property and otherwise, and the rights, remedies, recourses and power of Lender shall continue as if the same had never been involved.

(f)        Deficiency Obligation.      Trustor shall be liable for any deficiency remaining in the Indebtedness secured hereby subsequent to the sale referenced in this Article.

(g)        Disaffirmation of Contracts.      The purchaser at any Trustee’s or foreclosure sale hereunder may disaffirm any easement granted, or rental, lease or other contract made in violation of any provisions of this Deed of Trust and may take immediate possession of the Property free from, and despite the terms of, any such grant of easement, rental, lease or other contract.

(h)        Receiver.  If an Event of a Default shall have occurred, either before or after the foreclosure sale, Trustor agrees that as a matter of right a receiver may be appointed by the court without notice, without regard to (i) the solvency or insolvency of Trustor, (ii) the then value of the Property or (iii) whether it is then occupied as a homestead. The receiver shall have the power to collect any rents and income from the Property during the pendency of the foreclosure sale and, in the case of a sale and a deficiency, during the full statutory period of redemption (if any), whether there be a redemption or not. The receiver shall have the other powers for the protection, possession, management and operation of the Property which an absolute owner would have, but the net rents, if any, in the hands of the receiver shall be applied to the debt hereby secured or to such expenses of the receivership or foreclosure suit as the court may direct.

(i)        Lender in Possession.

   (i)        If an Event of Default shall have occurred under this Deed of Trust whether or not the entire debt has then been accelerated and whether or not foreclosure proceedings have been commenced, Lender may, without notice to or demand (each of which, together with notice of intention to accelerate and notice of acceleration are hereby waived) upon Trustor, to the maximum extent permitted by law, take possession of the Property and while in possession of the Property, Lender shall have the power to pay repair charges, taxes, insurance fees and all other expenses and add such amounts to the Indebtedness secured hereby.

   (ii)        In the event of a foreclosure, Lender may remain in possession of the Property until the foreclosure sale and thereafter during the entire period of redemption (if any), if a deficiency exists. LENDER SHALL INCUR NO LIABILITY FOR, NOR SHALL TRUSTOR ASSERT ANY CLAIM OR SETOFF AS A RESULT OF, ANY ACTION TAKEN WHILE LENDER IS IN POSSESSION OF THE PROPERTY, INCLUDING ANY CLAIM RESULTING FROM LENDER’S OWN NEGLIGENCE EXCEPT ONLY FOR LENDER’S OWN GROSS NEGLIGENCE OR WILLFUL

MISCONDUCT. In the event no foreclosure proceedings are commenced, Lender may remain in possession as long as there exists an Event of Default.

(j)        Enforcement of Assignment of Rents and Leases.    If an Event of Default shall have occurred under this Deed of Trust, Lender may:

   (i)        terminate the license granted to Trustor to collect the Rents, collect and sue for the Rents in Lender’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys’ fees, apply the net proceeds thereof to the Indebtedness as Lender may elect;

   (ii)        make, modify, enforce, cancel, terminate or accept surrender of any subleases, evict tenants, adjust the Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Lender deems advisable in connection with the Property;

   (iii)        apply the Rents so collected to the operation and management of the Property, including the payment of reasonable management, brokerage and attorneys’ fees, and/or to the Indebtedness; and

   (iv)        require Trustor to transfer all security deposits and records thereof to Lender, together with all original counterparts of the Leases.

(K)        WAIVER OF REDEMPTION.    TO THE EXTENT PERMITTED BY LAW AND AS AN ADDITIONAL INDUCEMENT TO LENDER TO ADVANCE FUNDS SECURED HEREBY, TRUSTOR HEREBY EXPRESSLY WAIVES AND RENOUNCES THE BENEFIT OF (I) ALL PRESENT AND FUTURE LAWS PROVIDING FOR ANY APPRAISEMENT BEFORE SALE OF THE PROPERTY, COMMONLY KNOWN AS “APPRAISEMENT LAWS,” AND ALL PRESENT AND FUTURE LAWS EXTENDING IN ANY MANNER THE TIME FOR ENFORCEMENT OF COLLECTION OF THE INDEBTEDNESS SECURED HEREBY, COMMONLY KNOWN AS “STAY LAWS” AND “REDEMPTION LAWS”; (II) NOTICE OF ANY INTENT BY LENDER TO ACCELERATE THE MATURITY OF THE INDEBTEDNESS SECURED HEREBY; (III) NOTICE OF THE ACCELERATION OF THE MATURITY OF THE INDEBTEDNESS SECURED HEREBY; AND (IV) NOTICE OF THE COMMENCEMENT BY LENDER OF AN ACTION TO FORECLOSE THIS DEED OF TRUST. TRUSTOR HEREBY WAIVES ANY RIGHTS GRANTED BY SECTION 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE (AS SAME MAY BE AMENDED FROM TIME TO TIME). In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as such sections now exist or may be amended or succeeded from time to time), and to the extent permitted by law, Borrower agrees that Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. BORROWER EXPRESSLY RECOGNIZES THAT THIS SECTION CONSTITUTES A WAIVER OF THE ABOVE-CITED PROVISIONS OF THE PROPERTY CODE WHICH WOULD OTHERWISE PERMIT BORROWER AND OTHER PERSONS AGAINST WHOM RECOVERY OF DEFICIENCIES IS SOUGHT OR GUARANTOR INDEPENDENTLY (EVEN ABSENT THE INITIATION OF DEFICIENCY PROCEEDINGS AGAINST THEM) TO PRESENT COMPETENT EVIDENCE OF THE FAIR MARKET VALUE OF THE PROPERTY AS OF THE DATE OF THE FORECLOSURE SALE AND OFFSET AGAINST ANY DEFICIENCY THE AMOUNT BY WHICH THE FORECLOSURE SALE PRICE IS DETERMINED TO BE LESS THAN SUCH FAIR MARKET VALUE. BORROWER FURTHER RECOGNIZES AND AGREES THAT THIS WAIVER CREATES AN IRREBUTTABLE PRESUMPTION THAT THE FORECLOSURE SALE PRICE IS EQUAL TO THE FAIR MARKET VALUE OF THE PROPERTY FOR PURPOSES OF CALCULATING DEFICIENCIES OWED BY BORROWER, GUARANTOR, AND OTHERS AGAINST WHOM RECOVERY OF A DEFICIENCY IS SOUGHT. Alternatively, in the event the waiver provided for above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as such sections now exist or may be amended or succeeded from time to time): (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

(l)        Remedies Cumulative.    No right, power or remedy conferred upon or reserved to Lender by the Note, the Loan Agreement, this Deed of Trust or any other

Loan Document or any instrument evidencing or securing the Indebtedness is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under the Note, the Loan Agreement or any other Loan Document or any instrument evidencing or securing the Indebtedness, or now or hereafter existing at law, in equity or by statute.

   (m)        Lender and any receiver, or any of their agents or representatives, shall have no liability for any loss, damage, injury, cost or expenses resulting from any action or omission that was taken or omitted in good faith.

7.	Miscellaneous Provisions.

7.1.      Additional Provisions.    The Loan Documents fully state all of the terms and conditions of the parties’ agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Lender and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Property.

7.2.      No Waiver or Cure.    If any of the events described below occurs, that event alone shall not: cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Deed of Trust; or prejudice Lender or any receiver in the exercise of any other right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Lender of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust.

   (a)        Lender, its agent or a receiver takes possession of all or any part of the Property in the manner provided in Subsection 6.3(c) of Section 6.7 hereof.

   (b)        Lender collects and applies Rents as permitted under Section 2.3, Section 6.6 and Section 6.7 above, either with or without taking possession of all or any part of the Property.

   (c)        Lender receives and applies to any Secured Obligation any proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Lender under Section 5.4 above.

   (d)        Lender makes a site visit, observes the Property and/or conducts tests as permitted under the Loan Agreement.

   (e)        Lender receives any sums under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations.

   (f)        Lender or any receiver invokes any right or remedy provided under this Deed of Trust.

7.3.      Powers of Lender.

   (a)        If Lender performs any act which it is empowered or authorized to perform under this Deed of Trust, including any act permitted by Section 5.5, Subsection 6.3(d) or Section 6.7 of this Deed of Trust, that act alone shall not release or change the personal liability of any Person for the payment and performance of the Secured Obligations then outstanding, or the lien of this Deed of Trust on all or the remainder of the Property for full payment and performance of all outstanding Secured Obligations. The liability of the original Trustor shall not be released or changed if Lender grants any successor in interest to Trustor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation. Lender shall not be required to comply with any demand by the original Trustor that Lender refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

   (b)        Lender may take any of the actions permitted under Subsection 6.3(b), Subsection 6.3(c) and/or Section 6.7 regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

   (c)        From time to time, Lender may apply to any court of competent jurisdiction for aid and direction in executing and enforcing the rights and remedies created under this Deed of Trust. Lender may from time to time obtain orders or decrees directing, confirming or approving acts in executing and enforcing these rights and remedies.

7.4.      Merger.    No merger shall occur as a result of Lender’s acquiring any other estate in or any other lien on the Property unless Lender consents to a merger in writing.

7.5.      Joint and Several Liability.    If Trustor consists of more than one Person, each shall be jointly and severally liable for the faithful performance of all of Trustor’s obligations under this Deed of Trust and the other Loan Documents.

7.6.      APPLICABLE LAW.        THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS; EXCEPT THAT THE LAWS OF THE STATE IN WHICH THE PROPERTY IS SITUATED SHALL APPLY TO ALL MATTERS AFFECTING OR RELATING TO THE CREATION, PERFECTION AND PRIORITY OF THE LIENS AND SECURITY INTERESTS GRANTED UNDER THIS DEED OF TRUST AND TO THE FORECLOSURE AND OTHER PROVISIONS OF THIS DEED OF TRUST RELATING TO THE ENFORCEMENT OF THE RIGHTS AND REMEDIES OF

LENDER WITH RESPECT TO SUCH PROPERTY AND TO THE APPOINTMENT, INDEMNIFICATION AND DUTIES OF THE TRUSTEE.

7.7.      Waiver of Homestead and Redemption.    Trustor hereby waives all right of homestead exemption in the Property.

7.8.      Waiver of Statutory Rights.    To the extent permitted by law, Trustor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called “Moratorium Laws,” now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Trustor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Trustor hereby waives any and all rights of redemption from sale under any judgment of foreclosure of this Deed of Trust on behalf of Trustor and on behalf of each and every Person acquiring any interest in or title to the Property of any nature whatsoever, subsequent to the date of this Deed of Trust. The foregoing waiver of right of redemption is made pursuant to the provisions of applicable law.

7.9.      Severability.      If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and shall in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then Lender may, at its option, declare all Secured Obligations immediately due and payable.

7.10.    Notice.  Notices shall be given under this Deed of Trust in conformity with the terms and conditions of the Loan Agreement and in conformity with applicable law.

7.11.    Future Advances.    This Deed of Trust is given to secure not only existing indebtedness, but also future advances (whether such advances are obligatory or are made at the option of Lender, or otherwise) made by Lender under the Note or the Loan Agreement, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust. The total amount of Indebtedness that may be so secured may increase from time to time.

7.12.    WAIVER OF TRIAL BY JURY.      TRUSTOR AND LENDER (BY ITS ACCEPTANCE HEREOF) EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CLAIM, CONTROVERSY, DISPUTE, ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS (INCLUDING WITHOUT LIMITATION ANY ACTIONS OR PROCEEDINGS FOR ENFORCEMENT OF THE LOAN DOCUMENTS) AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. TRUSTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP,

THAT EACH OF THEM HAVE RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. TRUSTOR AND LENDER WARRANT AND REPRESENT THAT EACH HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

7.13.     Inconsistencies.  In the event of any inconsistency between this Deed of Trust and the Loan Agreement, the terms hereof shall be controlling as necessary to create, enforce, preserve and/or maintain a valid security interest upon the Property, otherwise the provisions of the Loan Agreement shall be controlling. The terms of the Loan Agreement are hereby incorporated herein and expressly made a part hereof by this reference.

7.14.     Further Assurances.  Trustor agrees to execute any further documents, and to take any further actions reasonably requested by Lender to evidence or perfect the security interests granted herein, to maintain the first priority of the security interests, and to effectuate the rights granted to Lender hereunder.

7.15.     Limitation of Interest.

    (a)      The provisions of the Loan Agreement regarding the payment of lawful interest are hereby incorporated herein by reference.

    (b)      In the event that the laws of the State of Texas are deemed to govern the terms and provisions of the Loan Agreement and the Note, the following shall control:

    It is expressly stipulated and agreed to be the intent of Trustor and Lender at all times to comply strictly with the applicable Texas law governing the maximum rate or amount of interest payable under the Loan Agreement and/or the Note (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, reserve or receive a greater amount of interest than under Texas law). If the applicable law is ever judicially interpreted so as to render usurious any amount (i) contracted for, charged, taken, reserved or received pursuant to the Note, the Loan Agreement, any of the other Loan Documents or any other communication or writing by or between Trustor and Lender related to the transaction or transactions that are the subject matter of the Loan Documents, (ii) contracted for, charged or received by reason of Lender’s exercise of the option to accelerate the maturity of the Loan, or (iii) Trustor will have paid or Lender will have received by reason of any voluntary prepayment by Trustor of the Loan, then it is the express intent of Trustor and Lender that all amounts charged in excess of the Maximum Lawful Rate (as defined below) shall be automatically canceled, ab initio, and all amounts in excess of the Maximum Lawful Rate theretofore collected by Lender shall be credited on the principal balance of the Loan (or, if the Loan has been or would thereby be paid in full, refunded to Trustor), and the provisions of the Note, the Loan Agreement and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder; provided, however, if the Loan has been paid in full before the end of the stated term of the Loan, then Trustor and Lender agree that Lender shall, with reasonable promptness after Lender discovers or is advised by Trustor that interest was received in an amount in excess of the Maximum Lawful Rate, either refund such excess interest to Trustor and/or credit such excess interest against the Loan then owing by Trustor to Lender. Trustor hereby agrees that as a condition precedent to any claim seeking usury penalties against Lender, Trustor will provide written notice to Lender, advising Lender in reasonable detail of the nature and amount of the violation, and Lender shall have sixty (60) days after receipt of such notice in which to correct such usury violation, if any, by either refunding such excess interest to Trustor or crediting such excess interest against the Note then owing by Trustor. All sums contracted for, charged or received by Lender for the use, forbearance or detention of any debt evidenced by the Note or the Loan Agreement shall, to the extent permitted by applicable law, be amortized or spread, using the actuarial method, throughout the stated term of the Loan (including any and all renewal and extension periods) until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Lawful Rate from time to time in effect and applicable to the Loan for so long as debt is outstanding. In no event shall the provisions of Chapter 346 of the Texas Finance Code (which regulates certain revolving credit loan accounts and revolving tri-party accounts) apply to the Note. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. The term “Maximum Lawful Rate” shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as herein defined) made in connection with the transaction evidenced by the Note and the other Loan Documents. To the extent that Lender is relying on the Chapter 303 of the Texas Finance Code to determine the Maximum Lawful Rate payable on the Loan, Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally, to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Trustor as provided by applicable law now or hereafter in effect. The term “Charges” shall mean all fees, charges and/or other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note, the Loan Agreement and the Loan Documents, which are treated as interest under applicable law. If applicable, this paragraph shall control all agreements between Trustor and Lender.

8.	Concerning the Trustee.

8.1.     No Liability.  TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER. TRUSTEE SHALL NOT BE PERSONALLY LIABLE IN CASE OF ENTRY BY HER OR ANYONE ACTING BY VIRTUE OF THE POWERS HEREIN GRANTED HER UPON THE PROPERTY FOR DEBTS CONTRACTED OR LIABILITY OR DAMAGES INCURRED IN THE MANAGEMENT OR OPERATION OF THE PROPERTY. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by her hereunder or believed by her in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by her in the performance of her duties hereunder and to reasonable compensation for such of her services hereunder as shall be rendered. TRUSTOR WILL, FROM TIME TO TIME, PAY COMPENSATION DUE THE TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR AND SAVE AND HOLD HER HARMLESS FROM AND AGAINST ANY AND ALL LOSS, COST, LIABILITY, DAMAGE AND EXPENSE WHATSOEVER INCURRED BY HER IN THE PERFORMANCE OF HER DUTIES, EXCEPT A CLAIM MADE BY LENDER AGAINST TRUSTEE, INCLUDING ANY AND ALL LIABILITY RESULTING FROM TRUSTEE’S OWN NEGLIGENCE. TRUSTOR WILL REIMBURSE TRUSTEE FOR, AND SAVE HER HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HER IN THE PERFORMANCE OF HER DUTIES. THE FOREGOING INDEMNITY SHALL NOT TERMINATE UPON DISCHARGE OF THE INDEBTEDNESS OR FORECLOSURE, OR RELEASE OR OTHER TERMINATION OF THE DEED OF TRUST.

8.2.     Retention of Monies.     All monies received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other monies (except to the extent required by law) and Trustee shall be under no liability for interest on any monies received by her hereunder.

8.3.     Successor Trustee.  Trustee may resign by giving of notice of such resignation in writing to Lender. If Trustee shall die, resign or become disqualified from acting in the execution of the Trust or shall fail or refuse to exercise the same when requested by Lender so to do if for any reason and without cause Lender shall prefer to appoint a substitute trustee to act instead of the original Trustee named herein, or any prior successor or substitute trustee, Lender shall have full power to appoint a substitute trustee and, if preferred, several substitute trustees in succession who shall succeed to all the estate, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by an authorized officer or agent of Lender and such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the Board of Directors or any superior officer of Lender.

8.4.     Succession Instruments.  Any new Trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers and trusts of its or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but, nevertheless, upon the written request of Lender or its successor trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee, upon the trust herein expressed, all the estates, properties, rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and monies held by the Trustee to the successor trustee so appointed in its or her place.

8.5.     Performance of Duties by Lender.  Trustee may authorize one or more parties to act on his behalf to perform the ministerial functions required of him hereunder, including, without limitation, the transmittal and posting of any notices.

8.6.     No Required Action.  Trustee shall not be required to take any action toward the execution and enforcement of the trustee hereby created or to institute, appear in or defend any action, suit or other proceedings in connection therewith where in her opinion such action will be likely to involve her in expense or liability, unless requested to do so by a written instrument signed by Lender and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to her against any and all costs, expenses and liabilities arising therefrom. Trustee shall not be responsible for the execution, acknowledgment or validity of the Loan Instruments, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purposed to be created hereby, and makes no representation in respect thereof or in respect of the rights, remedies and recourses of Lender.

8.7.     Successors and Assigns.  This Deed of Trust and all provisions hereof shall extend to and be binding upon Trustor and its successors, grantees and assigns, any subsequent owner or owners of the Property and all Persons claiming under or through Trustor (but this clause shall not be construed as constituting the consent by Lender to the transfer of any interest in the Property), and the word “Borrowers” when used herein shall include all such Persons and all Persons liable for the payment of or performance of the Secured Obligations or any part thereof, whether or not such Persons shall have executed the Note or this Deed of Trust. The word “Lender”, when used herein, shall include the successors and assigns of Lender named herein, and the holder or holders, from time to time, of the Note, including any Holder subject to a Co-Lender Agreement. Lender may from time to time, without the consent of Trustor, sell, transfer, pledge, assign, convey or syndicate this Deed of Trust, the Loan and the Loan Documents (or any interest therein), and any and all servicing rights with respect thereto, and may grant participations in the Loan, delegate its duties and obligations under the Loan and the Loan Documents, split the Loan into multiple parts, or the Note into multiple component notes or tranches or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in rated or unrated public offerings or private placement. Trustor shall not assign or attempt to assign its rights under this Deed of Trust or any of the other Loan Documents or the Loan or delegate or attempt to delegate any of its duties or obligations under this Deed of Trust or any of the other Loan Documents or the Loan and any purported assignment or delegation shall be void.

8.8.     Modification; Consent.  No modification, waiver, amendment or discharge of this Deed of Trust or any other Loan Document shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment or discharge is sought. Consent by Lender to any act or omission by Trustor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Lender’s consent to be obtained in any future or other instance.

8.9.     Construction Mortgage.  This Deed of Trust is a construction mortgage as such term is used in the Code.

  THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the date first above written.

TRUSTOR:

WELLS VAF – PARKWAY AT OAK HILL, LLC, a Delaware limited liability company

By:	Wells Mid-Horizon Value-Added Fund I, LLC, a Georgia limited liability company, its sole member

	By:	Wells Investment Management Company, LLC, its Manager

By: /s/ Kevin A. Hoover
Name: Kevin A. Hoover
Title: President

This instrument was prepared with the assistance of an attorney licensed in Texas, and after recording should be returned to:

Sarah J. Risken, Esq.

Goldberg Kohn Ltd.

55 East Monroe Street, Suite 3300

Chicago, Illinois 60603

(312) 201-4000

Signature Page to Deed of Trust

ACKNOWLEDGMENT

STATE OF Georgia	)
	)	SS
COUNTY OF Gwinnett	)

      I, Tamiko Motley, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that Kevin Hoover, the President of Wells Investment Management Company, LLC, the Manager of Wells Mid-Horizon Value-Added Fund I, LLC, the sole member of WELLS VAF – PARKWAY AT OAK HILL, LLC, a Delaware limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that (he/she) signed and delivered the said instrument as (his/her) own free and voluntary act and as the free and voluntary act of said entities, for the uses and purposes therein set forth.

      GIVEN under my hand and Notarial Seal this 10 day of December, 2010.

/s/ Tamiko Motley
Notary Public

My Commission Expires:

April 1, 2014

Acknowledgment Page to Deed of Trust

EXHIBIT A

Description of Premises

Tract 1 (Fee Simple):

Lot 1, Block A, OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision in Travis County, Texas, according to the map or plat recorded in Document No. 200300035 of the Official Public Records of Travis County, Texas.

Also known as:

Of a 17.676 acre tract of land out of the Thomas Anderson Survey No. 17, situated in Travis County, Texas, being all of Lot 1, Block “A”, OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION IV, a subdivision of record in Document No, 200300035 of the Official Public Records of Travis County, Texas; said 17.676 acre tract being more particularly described by metes and bounds as follows:

COMMENCING at a  1/2 inch iron rod found in the Northerly right-of-way line of U.S. Highway 290 for the Southwesterly corner of Lot 1, Block “A” Oak Hill Technology Park Subdivision of record in Document No. 200000208 of said Official Public Records, being the Southeasterly corner of resubdivision of Lot 1-A, Block “A” Oak Hill Industrial Park Section Two, a subdivision of record in Book 77, Page 11 of the Plat Records of Travis County, Texas;

THENCE N 29°38’00” E, leaving the Northerly line of U.S. Highway 290, along the Westerly line of said Lot 1 and Lot 2, Block “A” of said Oak Hill Technology Park Subdivision, being the Easterly line of said resubdivision of Lot 1-A and a portion of the Easterly line of Oak Hill Industrial Park Section Two, a subdivision of record in Book 76, Page 142 of said Plat Records, a distance of 712.97 feet to a  1/2 inch iron rod found for the POINT OF BEGINNING hereof, being an angle point in the Westerly line of said Lot 1;

THENCE N 29°38’00” E, along a portion of the Westerly line of said Lot 1, being a portion of the Easterly line of said Oak Hill Industrial Park Section Two, a distance of 378.82 feet to an iron pipe found, for an angle point in the Westerly line of said Lot 1, being the most Easterly corner of said Oak Hill Industrial Park Section Two;

THENCE continuing along the Westerly line of said Lot 1, the following two (2) courses and distances:

1)	N 59°40’29” W. along the Northerly line of said Oak Hill Industrial Park Section Two, a distance of 301.12 feet to an iron pipe found in the Easterly line of Lot 2, Block “A” Murphey Subdivision, a subdivision of record in Document No. 200600209 of said Official Public Records for an angle point hereof;

2)

N29°34’26” E, along the Easterly line of said Lot 2 and Lot 4, Block “A” of said Murphey Subdivision, a distance of 622.21 feet to a  1/2 inch iron rod found in the Southerly right-of-way line of Southwest Parkway (R.O.W. varies), being the Northeasterly corner of said Lot 4 and the Northwesterly corner of said Lot 1, for the Northwesterly corner hereof;

THENCE, along the Southerly line of Southwest Parkway and the Northerly line of said Lot 1, the following two (2) courses and distances:

1)	S 59°43’00” E, a distance of 654.69 feet to a 1/2 inch iron rod found for an angle point;

2)

S 59°48’00” E, a distance of 147.39 feet to a  1/2 inch iron rod found for the Northeasterly corner of said Lot 1 and hereof, being the Northwesterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III;

(legal description continued on next page)

THENCE, S 29°38’00” W, leaving the Southerly line of Southwest Parkway, along the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV, passing an iron pipe found for the common Westerly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III and that certain 5.34 acre tract of land conveyed to South Austin Marine, Inc. by Deed of record in Volume 7993, Page 207 of said Real Property Records, at a distance of 635.36 feet, and continuing for a total distance of 1185.40 feet to a  1/2 inch iron rod found for an angle point hereof, being the Northeasterly corner of that certain 1.102 acre tract conveyed to Joseph J. Hajjar by Deed of record in Volume 12120, Page 1918 of said Real Property Records;

THENCE N 59°46’29’’ W, leaving the Westerly line of said 5.34 acres, along a portion of the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, being the Northerly line of said 1.102 acres, a distance of 147.39 feet to an iron pipe found for the Northwesterly corner of said 1.102 acre tract and an angle point hereof;

THENCE along the Westerly line of said 1.102 acre tract, being a portion of the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, the following three (3) courses and distances:

1)	S 29°39’50” W, a distance of 136.85 feet to a 1/2 inch iron rod found for an angle point;

2)	S 89°58’21” W, a distance of 24.28 feet to a 1/2 inch iron rod found for an angle point;

3)

S 29°59’38” W, a distance of 199.64 feet to a  1/2 inch iron rod found in the Northerly line of U.S. Highway 290 (R.O.W. varies) for the Southeasterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, being the Southwesterly corner of said 1.102 acre tract;

THENCE N 88°09’05” W, along the Northerly line of U.S. Highway 290, being the Southerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, a distance of 92.12 feet to a  1/2 inch iron rod found for the Southwesterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof;

THENCE N 24°38’24” E, leaving the Northerly line of U.S. Highway 290, along a portion of the Westerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, being a portion of the Easterly line of Lot 1 of said Oak Hill Technology Park Subdivision, a distance of 41.61 feet to a  1/2 inch iron rod found for an angle point in the Westerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof;

THENCE N 29°38’00” E, continuing along the Westerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, being a portion of the Easterly line of Lot 1 and a portion of the Easterly line of Lot 2 of said Oak Hill Technology Park Subdivision, a distance of 538.08 feet to a  1/2 inch iron rod found for an angle point of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, being the Northeasterly corner of said Lot 2, Oak Hill Technology Park Subdivision;

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THENCE N 60°22’00” W, along a portion of the Westerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV and hereof, a distance of 245.35 feet to the POINT OF BEGINNING containing an area of 17.676 acres (769,977 Sq. Ft.) of land, more or Less, within these metes and bounds.

Tract 2 (Fee Simple):

Lot 1, Block A, OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision in Travis County, Texas, according to the map or plat of recorded in Document No 200300034 of the Official Public Records of Travis County, Texas.

Also known as:

Of a 4.678 acre tract of land out of the Thomas Anderson Survey No. 17, situated in Travis County, Texas, being all of Lot 1, Block A, OAK HILL TECHNOLOGY PARK SUBDIVISION SECTION III, a subdivision of record in Document No 200300034 of the Official Public Records of Travis County, Texas; said 4.678 acres tract being more particularly described by metes and bounds as follows:

BEGINNING at a  1/2 inch iron rod found in the Southerly right-of-way line of Southwest Parkway (R.O.W. varies) for the Northwesterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III, being the Northeasterly corner of Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV, a subdivision of record in Document No. 200300035 of said Official Public Records;

THENCE S 59°14’26” E, along the Southerly line of Southwest Parkway, being the Northerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III, a distance of 322.35 feet to a  1/2 inch iron rod with BPI cap found, being the Northeasterly corner of said Lot 1, Block A Oak Hill Technology Park Subdivision Section III;

THENCE leaving the Southerly line of Southwest Parkway, along the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III, being a portion of the Westerly line of Boston 290 Office Park Section Two-A, a subdivision of record in Volume 100, Pages 58-59 of said Plat Records the following two (2) courses and distances:

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1)	S 29°38’19” W, a distance of 341.51 feet to an iron pipe found for an angle point;

2)

S 29°33’06” W, a distance of 287.35 feet to a  1/2 inch iron rod found for the common Easterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III and that certain 5.34 acre tract of land conveyed to South Austin Marine, Inc. by Deed of record in Volume 7993, Page 207 of said Real Property Records, being the Southeasterly corner hereof;

THENCE N 60°23’40” W, leaving the Westerly line of said Boston 290 Office Park Section Two-A, along the common line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III and said 5.34 acre tract, being the Southerly line hereof, a distance of 322.66 feet to an iron pipe found in the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV being the Southwesterly corner of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III and the Northwesterly corner of said 5.34 acre tract;

THENCE N 29°38’00” E, along the Westerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section III, being a portion of the Easterly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision Section IV, a distance of 635.36 feet to the POINT OF BEGINNING containing an area of 4.678 acres (203,764 Sq. Ft.) of land, more or less, within these metes and bounds.

Tract 3 (Easement Estate):

EASEMENT ESTATE ONLY appurtenant to Tracts 1 and 2 as created and described in that certain Joint Access and Easement Agreement, dated October 27, 2005, by and between Champion Partners Group, Ltd and AAW Oak Hill, Ltd, recorded in Document No, 2005209114, Official Public Records of Travis County, Texas, and being over and across that 0.336 of one acre portion of Lots 1 and 2, Block A, OAK HILL TECHNOLOGY PARK SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat recorded in Document No. 200000208, of the Official Public Records of Travis County, Texas, said 0.336 acre access easement tract being more particularly described by metes and bounds therein.

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Also known as:

Of a 0.336 acre tract of land situated in Travis County, Texas, being a portion of Lot 1 and Lot 2, Block “A”, Oak Hill Technology Park Subdivision of record in Document No. 200000208 of the Official Public Records of Travis County, Texas; said 0.336 acre being more particularly described by metes and bounds as follows:

BEGINNING at a  1/2 inch iron rod found in the Northerly line of U.S. Highway 290 West (R.O.W. varies), being the Southeasterly corner of said Lot 1, Block “A”, and the Southwesterley corner of Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV of record in Document No. 200300035 of said Official Public Records, for the Southeasterly corner hereof, from which a  1/2 inch rod found for the Southeasterly corner of said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV and the Southwesterly corner of that certain 1.102 acre tract described in the Deed to Joseph J. Hajjar, by the Deed of record in Volume 12020, Page 1918 of the Real Property Records of Travis County, Texas bears S 88°09’05” E, a distance of 92.12 feet;

THENCE N 88°09’05” W, along the Northerly line of U.S. Highway 290 West, being a portion of the Southerly line of said Lot 1, Block “A” Oak Hill Technology Park Subdivision, for the Southerly line hereof, a distance of 27.12 feet to a calculated point for the Southwesterly corner hereof, from which a  1/2 inch iron rod with cap set for a point of curvature on said Northerly line of U.S. Highway 290 West bears N 88°09’05” W, a distance of 106.20 feet;

THENCE leaving said Northerly line of U.S. Highway 290 West, over and across Lot 1 and Lot 2, Block “A” of said Oak Hill Technology Park Subdivision, along the Westerly line hereof, the following two (2) courses and distances;

1)	N 24°38’24” E, a distance of 53.20 feet to a calculated point;

N 29°38’00” E, a distance of 539.17 feet to a calculated point for the Northwesterly corner hereof, being in the line common to the Northerly line of said Lot 2, Block “A”, Oak Hill Technology Park Subdivision and a Southerly line of said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV, from which a  1/2 inch iron rod set for the common Westerly corner of said Lot 2, Block “A”, Oak Hill Technology Park Subdivision and said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV bears N 60°22’00” W, a distance of 220.35 feet;

THENCE S 60°22’00” E, along the line common to the Northerly line of said Lot 2, Block “A”, Oak Hill Technology Park Subdivision and a Southerly line of said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV, a distance of 25.00 feet to a  1/2 inch iron rod set for the Northeasterly corner of said Lot 2, Block “A” and an interior ell corner for said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV, for the Northeasterly corner hereof;

THENCE along the Easterly line of Lot 1 and Lot 2, Block “A” of said Oak Hill Technology Park Subdivision, same being a Westerly line of said Lot 1, Block “A”, Oak Hill Technology Park Subdivision Section IV, for the Easterly line hereof, the following two (2) courses and distances:

1)

S 29°38’00” W, passing at a distance of 373.10 feet a  1/2 inch iron rod found for the Easterly common corner of Lot 1 and Lot 2, Block “A” of said Oak Hill Technology Park Subdivision, continuing for a total distance of 538.08 feet to a  1/2 inch iron rod set for an angle point;

2)	S 24°38’24” W, a distance of 41.61 feet to the POINT OF BEGINNING containing an area of 0.336 acre (14,651 Sq. Ft.) of land, more or less, within these metes and bounds.